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                                                                   EXHIBIT 10(h)

                                 AMENDMENT NO. 4
                                     TO THE
                                TRANSMATION, INC.
                              DIRECTORS' STOCK PLAN

                            EFFECTIVE APRIL 25, 1997

         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Directors' Stock Plan, effective January 17, 1995, as last amended on October 23, 1996 (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 8 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby further amended, effective April 25, 1997, as follows:

         1. The first sentence of Section 3(a) "ANNUAL AWARDS" of Section 3. "STOCK AWARDS" of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 3(a) being unchanged and unaffected by this Amendment and continuing in full force and effect):

         "Each Participating Director shall receive an Award of 1,000 Shares for each full year during which he serves as a Director; provided, however, that if, on the date of any such Award, 1,000 Shares has an aggregate market value in excess of $10,000, then such Award shall instead be in the amount of the largest number of whole Shares that has an aggregate market value not exceeding $10,000."

         2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

         THIS AMENDMENT NO. 4 TO THE TRANSMATION, INC. DIRECTORS' STOCK PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON APRIL 22, 1997.

                                               /s/  JOHN A. MISIASZEK
                                               --------------------------------
                                               JOHN A. MISIASZEK, SECRETARY



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